Exhibit 99.2

i-80 Gold Completes Conditions to Amend and Restate Convertible Credit Agreement with Orion

This news release constitutes a "designated news release" for the purposes of the Company's prospectus supplement dated August 12, 2024, to its short form base shelf prospectus dated June 21, 2024

Reno, Nevada, January 15, 2025 - i-80 GOLD CORP. (TSX:IAU) (NYSE:IAUX) ("i-80 Gold", or the "Company") is pleased to announce that pursuant to its press release on December 31, 2024 it has completed the amendment and restatement of its convertible credit agreement (the “A&R Convertible Credit Agreement”) with an affiliate of Orion Mine Finance (“Orion”). As a result, the conditions relating to the previously announced deferral of gold and silver deliveries, and the extension of the Orion Convertible Loan (collectively, the “Waiver Agreements”) required to be completed to-date have been satisfied.

Further to the A&R Convertible Credit Agreement, Orion and i-80 Gold have extended the maturity date of the A&R Convertible Credit Agreement by six months from December 13, 2025, to June 30, 2026, and have put certain security in place to secure the Company’s obligations under the A&R Convertible Credit Agreement. Additional security against the Company’s Ruby Hill and Granite Creek projects is required to be put in place by March 31, 2025. In connection with the extension of the A&R Convertible Credit Agreement, the Company has issued to Orion five million common share purchase warrants (the “2025 Orion Warrants”) with an exercise price of C$1.01 and an expiry date of January 15, 2029. The 2025 Orion Warrants will be subject to a hold period under applicable Canadian securities laws which will expire four months and one day from the date of issuance. Neither the 2025 Orion Warrants nor the shares issuable upon exercise of the 2025 Orion Warrants have been registered under the U.S. Securities Act of 1933 and are considered “restricted securities”. The Company has agreed to grant Orion registration rights with respect to its securities.

Additionally, the Company announces its intention to complete a prospectus financing of common shares (the "Common Shares") for aggregate gross proceeds to the Company of US$10,000,000 (the "Offering"). The Company has been advised by certain of its largest shareholders as well as its board of directors and management team that they anticipate participating in the Offering. The Common Shares will be priced in the context of the market. It is expected that the Offering will close on or about January 31, 2025.

The Company anticipates using the net proceeds of the Offering for the development of the Company’s projects in Nevada, and for working capital and general corporate purposes, as i-80 Gold works towards completion of the second phase of its recapitalization plan targeted for on or about March 31, 2025.

The Offering will be made pursuant to a prospectus supplement to the Company's short form base shelf prospectus filed on June 21, 2024 (the "Shelf Prospectus"), which prospectus supplement will be prepared and filed by the Company with the securities regulatory authorities in each of the provinces and territories of Canada other than Québec prior to the closing of the Offering, and will be filed with the U.S. Securities and Exchange Commission pursuant to the Company's U.S. registration statement on Form F-10 (Registration No. 333-279567), which includes the Shelf Prospectus and was declared effective by the United States Securities and Exchange Commission on June 25, 2024.

The consummation of the Offering remains subject to the receipt of regulatory approvals, including the approval of the Toronto Stock Exchange (the "TSX") and the NYSE American, and other customary closing conditions. No commission or finder's fee will be paid in connection with the Offering.

Each of the A&R Convertible Credit Agreement and the related issuance of the 2025 Orion Warrants to Orion constitutes a "related party transaction" as defined under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions ("MI 61-101") as Orion is a "related party" of the Company given its greater than 10% beneficial shareholding of the Company (within the meaning of MI 61-101, which includes Orion’s common shares, warrants and potential conversion rights in i-80 Gold securities under the A&R Convertible Credit Agreement). The Company has relied on exemptions contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 from the formal valuation and minority shareholder approval requirements of MI 61-101 in respect of the issuance of the 2025 Orion Warrants, and Section 5.7(1)(a) of MI 61-101 from the minority shareholder approval requirement in respect of the A&R Convertible Credit Agreement since neither the fair market value of the 2025 Orion Warrants nor the fair market value of the facility under the A&R Convertible Credit Agreement exceeds 25% of the Company's market capitalization. Furthermore, a formal valuation is not required under MI 61-101 in respect of the A&R Convertible Credit Agreement as the entering into of the A&R Convertible Credit Agreement is not the type of related party transaction that requires a formal valuation. The Company has not filed a material change report 21 days prior to the closing of the A&R Convertible Credit Agreement, including the issuance of the 2025 Orion Warrants, since the terms and conditions of the A&R Convertible Credit Agreement were not agreed upon until shortly prior to closing.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company with the third largest gold mineral resources in the state of Nevada. The recapitalization plan underway is designed to unlock the value of the Company’s high-grade gold deposits to create a Nevada mid-tier gold producer. i-80 Gold’s common shares are listed on the TSX and the NYSE American under the trading symbol IAU:TSX and IAUX:NYSE. Further information about i-80 Gold’s portfolio of assets and long-term growth strategy is available at www.i80gold.com or by email at info@i80gold.com.

For further information, please contact:

Richard Young - CEO

Matt Gili - President & COO

Ryan Snow - CFO

Leily Omoumi - VP Corporate Development & Strategy

1.866.525.6450
Info@i80gold.com
www.i80gold.com

FORWARD LOOKING INFORMATION

Certain statements in this release constitute "forward-looking statements" or "forward-looking information" within the meaning of applicable securities laws, including but not limited to, statements regarding: the Company’s and Orion’s agreement to place certain personal property and real property security in place to secure the Company’s obligations under the A&R Convertible Credit Agreement; the Company's ability to satisfy all closing conditions and close the Offering within the announced timeline and announced gross proceeds; the Company's use of proceeds for the Offering; the Company’s preparation and filing of the prospectus supplement in the announced provinces and territories, and with the U.S. Securities and Exchange Commission by the closing; consummation of the Offering; the Company's ability to obtain the approval of the TSX and the NYSE American; and the Company's other future plans and expectations. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Such statements can be identified by the use of words such as "may", "would", "could", "will", "intend", "expect", "believe", "plan", "anticipate", "estimate", "scheduled", "forecast", "predict" and other similar terminology, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. These statements reflect the Company's current expectations regarding future events, performance and results and speak only as of the date of this release.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labour unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, refer to i-80's filings with Canadian securities regulators, including the most recent Annual Information Form, available on SEDAR+ at www.sedarplus.ca.